LAW OFFICES

CLAUDE V. MARCUS CRAIG MARCUS BARRY MARCUS* GALE M. MERRICK MICHAEL CHRISTIAN† TRENT MARCUS DANIEL R. HARDEE	MARCUS, MERRICK, CHRISTIAN & HARDEE LLP THE MARCUS LAW BUILDING 737 NORTH 7TH STREET BOISE, IDAHO 83702-5595	TELEPHONE (208) 342-3563 TELEFAX (208) 342-2170

*Also Admitted to the California State Bar
† Also Admitted to the Washington State Bar

January 8, 2004

Via Facsimile: (303) 629-3450

Marc J. Musyl
Dorsey & Whitney LLP
370 Seventeenth Street
Suite 4700
Denver, CO 80202

          Re:    U.S. Geothermal, Inc./Vulcan Power, Inc.

Dear Marc:

                    This letter is intended to memorialize the agreement to settle the present dispute between Vulcan Power Company (“Vulcan”) and U.S. Geothermal, Inc., an Idaho corporation (“USGEO”) and U.S. Geothermal, Inc., a Delaware Corporation (“Pubco”). The terms set forth below are based on a telephone conversation which I understand took place yesterday between Daniel Kunz and Steve Munson, each acting in their capacity as authorized representatives of their respective companies. The terms of the agreement are:

1.
Paragraphs 1(b)(i) and (ii) of the December 3, 2002 Agreement (“the Agreement”) between USGEO and Vulcan are amended to provide that USGEO may immediately obtain a 75% undivided interest in the Seller’s Assets (as defined in the Agreement), upon payment to Vulcan of $125,000, with $100,000 paid as described in the following sentence and $25,000 paid when Vulcan delivers the materials described in Section 6, below. USGEO will wire or direct deposit the $100,000 to Vulcan’s account immediately upon receipt of an original copy of this letter executed by an authorized representative of Vulcan and an original warranty deed for the undivided 75% interest in the Seller’s Assets, in the form attached hereto, also executed by an authorized representative of Vulcan. USGEO will not be authorized to record the warranty deed until receipt of the wired funds in Vulcan’s account is confirmed. Upon completion of exchange of the executed letter agreement and payment, Vulcan and USGEO will execute escrow instructions for the destruction of the 49% deed by the Escrow Agent (Land Title and Escrow Inc. of Burley, ID).

2.
USGEO’s acquisition of Vulcan’s remaining interest in the Seller’s Assets will continue to be subject to the schedule set forth in paragraph 1(b)(ii) of the Agreement, i.e., payment of a final $125,000 on or before receipt of project construction financing.

2

3.	Vulcan acknowledges that USGEO has completed items (A) through (G) of paragraph 1(b)(i) of the Agreement.

4.
Pubco will use its reasonable best efforts to file for and complete United States registration of its common shares, including stock held by Vulcan under the Securities Act of 1933, provided that the filing will take place no later than 180 days of the date of this agreement.

5.
Vulcan waives and releases any and all claims related to alleged representations from each of USGEO and Pubco or their representatives regarding: (a) the ability of Pubco stock to be freely traded on the TSX Venture Exchange; (b) the existence of a buyer for any Pubco stock or warrants issued to Vulcan, or USGEO’s or Pubco’s efforts to locate any such buyer; and (c) the amount of time devoted or to be devoted by Daniel Kunz to USGEO or Pubco business.

6.
Vulcan will provide to USGEO by January 14, 2004: (a) a board of directors resolution reiterating its consent to the Agreement, as amended; (b) an originally executed copy of a consent resolution of the directors of Vulcan in the form attached hereto as Schedule “A”; (c) an undated and originally executed Direction in connection with a $30,000 loan in the form attached hereto as Schedule “B”; (d) an undated originally signed medallion guaranteed share transfer form in connection with the $30,000 loan in the form attached hereto as Schedule “C”; (e) an undated originally signed medallion guaranteed warrant transfer form in connection with the $30,000 loan in the form attached hereto as Schedule “D”; (f) an undated originally signed certified copy of a consent resolution of the directors of Vulcan in the form attached as Schedule “E”; (g) an undated and originally executed Direction in connection with a $25,000 loan in the form attached hereto as Schedule “F”; (h) an undated originally signed medallion guaranteed share transfer form in connection with the $25,000 loan in the form attached hereto as Schedule “G”; and (i) an undated originally signed medallion guaranteed warrant transfer form in connection with the $25,000 loan in the form attached hereto as Schedule “H”.

7.	Both parties wish to conclude the exchange described in paragraph 1, above, by the close of business tomorrow, January 9, 2004.

8.	Except as set forth herein, the terms of the Agreement remain effective.

                    If these terms accurately reflect the agreement between Mr. Kunz and Mr. Munson and are acceptable to Vulcan, please have Mr. Munson indicate Vulcan’s acceptance by signing below in his capacity as Vulcan’s authorized representative. I have also faxed a copy of this letter, with my signature, to your office.

Very truly yours
MARCUS, MERRICK, CHRISTIAN & HARDEE, L.L.P.

Michael Christian

3

The above terms are accepted and agreed to:

VULCAN POWER COMPANY

By:________________________________
      Stephen Munson, its CEO and President

MC:

Schedule “A”

CONSENT RESOLUTION OF THE DIRECTORS OF
VULCAN POWER COMPANY
(the “Company”)

The following resolutions were consented to and adopted in writing by the undersigned, being all Directors of the Company as of the 18th day of December, 2003.

I

Merger of U.S. Geothermal Inc. and EverGreen Power Inc.

WHEREAS, effective February 28, 2003, U.S. Cobalt Inc. (“USC”) entered into a Merger Agreement (the “Merger Agreement”) with EverGreen Power Inc. (“Subco”), U.S. Geothermal Inc. (“Geo”), and certain shareholders of Geo, including the Company, with respect to the merger of Geo with and into Subco (the “Merger”); and

WHEREAS, since that time, certain facts and circumstances have changed, including, without limitation, changes in the representations and warranties of Geo and the Principal Geo Shareholders (as defined in the Merger Agreement) under and changes in the terms of USC’s private placement as contemplated by the Merger Agreement; and

WHEREAS, in recognition of such changes, the parties to the Merger Agreement have amended and restated the Merger Agreement as the First Amended and Restated Merger Agreement (the “First Amendment”), which the Board has reviewed; and

WHEREAS, the Board has determined that it is in the best interests of the Company and its shareholders to amend the Merger Agreement and proceed with the Merger as set forth in the First Amendment; now, therefore

RESOLVED, that the First Amendment be, and all of its terms, provisions and conditions are, hereby ratified and confirmed in all respects; and it is

FURTHER RESOLVED, that any and all actions previously taken by the officers and directors of the Company with respect to the Merger, including, without limitation, the execution and delivery of the First Amendment be, and they hereby are, authorized, approved, ratified, and confirmed in all respects.

II

Escrow Agreement

WHEREAS, in accordance with the terms of the First Amendment and the policies of the TSX Venture Exchange, the Company wishes to enter into an escrow agreement (the “Escrow Agreement”) upon closing of the Merger between USC, Pacific Corporate Trust Company and certain shareholders of USC, including the Company, in respect of the terms of escrow for certain of the securities issued or to be issued to such shareholders, in the form presented to the Board; now, therefore

RESOLVED, that the Escrow Agreement, in the form presented to the Board, be and is hereby approved and the officers of the Company, acting individually or in concert, be and each hereby is authorized to execute the Escrow Agreement on behalf of the Company under the corporate seal or otherwise, along with such amendments or modifications to the Escrow Agreement as are considered necessary or desirable in the discretion of such officer(s).

III

Loans

WHEREAS, on July 18, 2003 the Company borrowed from Geo $30,000 (the “First Loan”), the terms of which were set out in a loan letter agreement dated July 18, 2003 (the “First Loan Agreement”); and

WHEREAS, on September 18, 2003 the Company borrowed from Geo $25,000 (the “Second Loan”), the terms of which were set out in a loan letter agreement dated September 18, 2003 (the “Second Loan Agreement”); and

WHEREAS, the Company and Geo have agreed to amend the terms of the First Loan and the Second Loan; now, therefore

RESOLVED, that the borrowing of $30,000 as the First Loan is hereby ratified and confirmed in all respects; and it is

FURTHER RESOLVED, that the entering into the First Loan Agreement and an agreement dated December 11, 2003 (the “First Amending Agreement”) to amend and restate the terms of the First Loan Agreement, both in the form provided to the Board, are hereby authorized, ratified and confirmed; and it is

FURTHER RESOLVED, that the execution of the Security Documents (as defined in the First Amending Agreement) and the granting of security over 80,737 shares and 80,737 warrants as contemplated in the First Amending Agreement are hereby authorized, ratified and confirmed; and it is

RESOLVED, that the borrowing of $25,000 as the Second Loan is hereby ratified and confirmed in all respects; and it is

FURTHER RESOLVED, that the entering into the Second Loan Agreement and an agreement dated December 11, 2003 (the “Second Amendment Agreement”) to amend and restate the terms of the Second Loan Agreement, both in the form presented to the Board, are hereby authorized, ratified and confirmed; and it is

FURTHER RESOLVED, that the execution of the Security Documents (as defined in the Second Amending Agreement) and the granting of security over an additional 80,737 shares and 80,737 warrants as contemplated in the Second Amending Agreement are hereby authorized, ratified and confirmed; and it is

RESOLVED that Steven Munson be and he is hereby authorized to sign on behalf of Vulcan Power Company any and all documents and transfer forms required to sell, assign or transfer 161,474 shares and 161,474 warrants of U.S. Geothermal Inc. (formerly U.S. Cobalt Inc.) registered in the name of the Company, and to affix the seal of the Company to all such documents.

IV

Amendment No. 1

WHEREAS, the Company entered into an agreement dated December 3, 2002 with Geo relating to the acquisition by Geo of certain assets from the Company in Cassia County, Idaho (the “Purchase Agreement”); and

WHEREAS, effective November 15, 2003 the Company and Geo have agreed to amend the Purchase Agreement as set forth in the Amendment No. 1 to the Purchase Agreement (“Amendment No. 1”), which the Board has reviewed; now, therefore

RESOLVED that Amendment No. 1 be, and all of its terms, provisions and conditions are, hereby ratified and confirmed in all respects.

V

Miscellaneous

RESOLVED, that any one director or officer of the Company be and is hereby authorized to do all acts and things, to execute, under the common seal of the Company or otherwise, and to deliver all agreements, documents, certificates and instruments, to give all notices and to deliver, file and distribute all documents and information which such person determines to be necessary or desirable in connection with or to give effect to and carry out the foregoing resolutions.

FURTHER RESOLVED, that these resolutions may be signed by directors by facsimile and in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the effective date set forth below.

The undersigned, being all of the directors of the Company by signature hereunder, consent as of the date set forth to the actions described and adoption of the resolutions set forth above, and waive any and all notices required by law or the Company’s articles of incorporation or bylaws.

_______________________________________
Steve Munson, Chairman of the Board & CEO

_______________________________________
George Marshall, Director

Steve Pitcher, Director
CORPORATE SEAL

William Pons, Director	Corporate Secretary

Schedule “B”

DIRECTION

TO:	U.S. Cobalt Inc. 1509 Tyrell Lane, Suite B Boise, Idaho 83706 Attention: Mr. Doug Glaspey

AND:	Pacific Corporate Trust Company 10th Floor, 625 Howe Street Vancouver, British Columbia, V6C 3B8 Attention: Ms. Sandy Hunter

Re:   US$30,000 Loan from U.S. Geothermal Inc. to Vulcan Power Company

Reference is made to the proposed acquisition (the “Acquisition”) by U.S. Cobalt Inc. (“USC”) of U.S. Geothermal Inc. (“Geo”) as more particularly described in the notice of meeting and information circular of USC dated February 28, 2003 (the “Circular”).

Pursuant to the Acquisition, USC, Vulcan Power Company, Pacific Corporate Trust Company (the “Escrow Agent”) and certain others will enter into an escrow agreement (the “Escrow Agreement”).

Under the Escrow Agreement, shares and warrants of USC issued to Vulcan on completion of the Acquisition will be held in escrow by the Escrow Agent and released in accordance with the Escrow Agreement.

We hereby irrevocably authorize and direct USC and the Escrow Agent to deliver to Geo or such other person as may be directed by Geo 80,737 of the first shares and 80,737 of the first warrants that are to be released to Vulcan under the Escrow Agreement after receipt of this direction by the Escrow Agent.

Upon the Escrow Agent delivering the aforesaid shares and warrants to Geo or as directed by Geo, Vulcan shall be deemed to have assigned all of its right, title and interest in and to such shares and warrants , to Geo or the persons directed by Geo.

This direction is irrevocable and enures to the benefit of and is binding upon Vulcan and its successors and permitted assigns.

DATED the ________ day of ___________________________, 200____.

VULCAN POWER COMPANY

Per: _________________________________
                       (Authorized Signatory)

Schedule “C”

SHARE TRANSFER FORM

(Stock Power of Attorney - Shares)

FOR VALUE RECEIVED the undersigned hereby sells, assigns, and transfers unto _______________________________________ 80,737 common shares of U.S. Geothermal Inc., formerly known as U.S. Cobalt Inc. (the “Company”) registered in the name of the undersigned on the books of the Company and irrevocably constitutes and appoints __________________________________ the attorney of the undersigned to transfer the said shares on the register of transfers of the said Company with full power to substitute hereunder.

DATED the ________ day of ___________________________, 2004.

Vulcan Power Company

Per: __________________________________
                        (Authorized Signatory)

Schedule “D”

SHARE TRANSFER FORM

(Stock Power of Attorney - Warrants)

FOR VALUE RECEIVED the undersigned hereby sells, assigns, and transfers unto _______________________________________ 80,737 warrants of U.S. Geothermal Inc., formerly known as U.S. Cobalt Inc. (the “Company”) registered in the name of the undersigned on the books of the Company and irrevocably constitutes and appoints _______________________________________ the attorney of the undersigned to transfer the said warrants on the register of transfers of the said Company with full power to substitute hereunder.

DATED the ________ day of ___________________________, 2004.

Vulcan Power Company

Per: __________________________________
                        (Authorized Signatory)

Schedule “E”

Certified Copy of Directors’ Resolutions

I, the undersigned, being the Chief Executive Officer of Vulcan Power Company (the “Company”), hereby certify the following resolution to be a true copy of a resolution of the Directors of the Company duly passed by resolution in writing dated as of the 18th day of December, 2003, and that the same is still in full force and effect and has not been rescinded as at the date hereof.

“Transfer to U.S. Geothermal Inc.

BE IT RESOLVED that Steven Munson be and he is hereby authorized to sign on behalf of Vulcan Power Company any and all documents and transfer forms required to sell, assign or transfer 161,474 shares and 161,474 warrants of U.S. Geothermal Inc. (formerly U.S. Cobalt Inc.) registered in the name of the Company, and to affix the seal of the Company to all such documents.”

Certified a true copy this ______ day of ________________ , 200 ______ .

________________________________________
Steve Munson
Director and Chief Executive Officer

Schedule “F”

DIRECTION

TO:	U.S. Cobalt Inc. 1509 Tyrell Lane, Suite B Boise, Idaho 83706 Attention: Mr. Doug Glaspey

AND:	Pacific Corporate Trust Company 10th Floor, 625 Howe Street Vancouver, British Columbia, V6C 3B8 Attention: Ms. Sandy Hunter

Re:     US$25,000 Loan from U.S. Geothermal Inc. to Vulcan Power Company

Reference is made to the proposed acquisition (the “Acquisition”) by U.S. Cobalt Inc. (“USC”) of U.S. Geothermal Inc. (“Geo”) as more particularly described in the notice of meeting and information circular of USC dated February 28, 2003 (the “Circular”).

Pursuant to the Acquisition, USC, Vulcan Power Company, Pacific Corporate Trust Company (the “Escrow Agent”) and certain others will enter into an escrow agreement (the “Escrow Agreement”).

Under the Escrow Agreement, shares and warrants of USC issued to Vulcan on completion of the Acquisition will be held in escrow by the Escrow Agent and released in accordance with the Escrow Agreement.

We hereby irrevocably authorize and direct USC and the Escrow Agent to deliver to Geo or such other person as may be directed by Geo 80,737 of the first shares and 80,737 of the first warrants that are to be released to Vulcan under the Escrow Agreement after receipt of this direction by the Escrow Agent.

Upon the Escrow Agent delivering the aforesaid shares and warrants to Geo or as directed by Geo, Vulcan shall be deemed to have assigned all of its right, title and interest in and to such shares and warrants , to Geo or the persons directed by Geo.

This direction is irrevocable and enures to the benefit of and is binding upon Vulcan and its successors and permitted assigns.

Dated this day of , 200____.

VULCAN POWER COMPANY

Per: _________________________________
                       (Authorized Signatory)

Schedule “G”

SHARE TRANSFER FORM

(Stock Power of Attorney - Shares)

FOR VALUE RECEIVED the undersigned hereby sells, assigns, and transfers unto ________________________________________ 80,737 common shares of U.S. Geothermal Inc., formerly known as U.S. Cobalt Inc. (the “Company”) registered in the name of the undersigned on the books of the Company and irrevocably constitutes and appoints _______________________________ the attorney of the undersigned to transfer the said shares on the register of transfers of the said Company with full power to substitute hereunder.

DATED the ________ day of ___________________________, 2004.

Vulcan Power Company

Per: __________________________________
                        (Authorized Signatory)

Schedule “H”

SHARE TRANSFER FORM

(Stock Power of Attorney - Warrants)

FOR VALUE RECEIVED the undersigned hereby sells, assigns, and transfers unto ________________________________________ 80,737 warrants of U.S. Geothermal Inc., formerly known as U.S. Cobalt Inc. (the “Company”) registered in the name of the undersigned on the books of the Company and irrevocably constitutes and appoints ________________________________________ the attorney of the undersigned to transfer the said warrants on the register of transfers of the said Company with full power to substitute hereunder.

DATED the ________ day of ___________________________, 2004.

Vulcan Power Company

Per: __________________________________
                        (Authorized Signatory)